Exhibit 10.63

COMMON STOCK PURCHASE AGREEMENT

Private and Confidential

          THIS COMMON STOCK PURCHASE AGREEMENT, (the “Agreement”) made as of the last executed date below (the “Effective Date”), by and among Abacus Global Investments, Corp. an entity with a principle address of 318 Holiday Drive, Hallandale Beach, FL 33009 (the “Buyer”) and Belmont Partners, LLC a Virginia limited liability company with a principal address of 360 Main Street, Washington Virginia 22747 (“Seller”), and Contracted Services, Inc. a public vehicle organized in the state of Florida and traded under the symbol “CSEV” (the “Company”) and Escrow, LLC (“Escrow Agent”) (Buyer, Seller and Company each a “Party” and collectively the “Parties”).

WITNESSETH:

          WHEREAS, the Company currently has seven hundred fifty million (750,000,000) authorized shares of common stock, of which approximately one hundred one million six hundred twenty five thousand (101,625,000) common shares are issued and outstanding and Seller agrees to provide Buyer a block of stock representing a controlling interest of the Company’s capital stock consisting of ninety three million seven hundred fifty (93,750,000) shares of common stock (the “Stock”). The Company also has no authorized shares of preferred stock.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, and subject to the terms and conditions hereof, the Parties agree as follows:

1.	Agreement to Purchase and Sell. Seller will sell to Buyer and Buyer agrees to purchase the Stock in exchange for:

a)          two hundred sixty two thousand five hundred U.S. dollars ($262,500.00) together with two hundred U.S. dollars representing Buyer’s half of the Escrow Fees (the “Purchase Price”), to be paid to Seller according to the terms and conditions set forth in Section 3 herein; and,

b) one and one half percent (1.5%) of the issued and outstanding common stock of the Company according to the terms and conditions set forth in Section 3(e) herein (the “Position”).

c) The effective date of all stock transferred pursuant to this Agreement shall be the Effective Date of this Agreement and shall be memorialized on the face of the certificates evidencing such stock.

2.	Closing. On the Effective Date (the “Closing”) the Parties shall perform, in order:

a) Buyer shall deliver to Seller a copy of this Agreement executed by Buyer;

b) Seller shall deliver a fully executed copy of this Agreement to Buyer;

c) The Escrowed Funds (defined in Section 3(a) herein) shall be released to Seller;

d)          The Company’s shareholders and directors shall execute a joint resolution approving the terms of this Agreement and the appointment of Buyer’s designees to a majority of seats on the Board of Directors for the Company (the “Joint Resolution”);

e)          Buyer shall deliver to Seller a resolution of the board of directors of the Company and Irrevocable Transfer Agent Instructions to effectuate performance of Sections l(b) and 3(e) of this Agreement (attached hereto as Exhibit 2 and 3) (the “Board Resolution”);

f)          Buyer shall deliver to Seller a resolution of the majority shareholders of the Company to effectuate performance of Section 1(b) and 3(e) of this Agreement (attached hereto as Exhibit 4) (the “Shareholder Resolution”);

g) Buyer shall deliver to Escrow Agent the Proxy (as defined in Paragraph 4(a) herein and attached as Exhibit 1);

h) Seller shall deliver to Buyer the Joint Resolution;

i)            Upon initial release of the deposit from the Escrow Account, Seller shall deliver to Buyer, to the extent reasonably available to Seller, and after the full performance of Section 3(a), true and correct copies of the Company’s business, financial and corporate records including but not limited to: correspondence files, bank statements, checkbooks, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts; and,

j)           Seller shall (i) immediately deposit the certificate(s) evidencing the Stock together with Stock Powers to transfer the Stock to the Buyer into the Escrow Account, and (ii) direct the Escrow Agent to deliver the Stock certificates to Buyer, immediately after the full performance of Sections 2(a) through 2(g) herein.

3.	Payment Terms.

a)          Buyer shall place a deposit of twenty seven thousand five hundred U.S. Dollars ($27,500.00) into an escrow account with the Escrow Agent on behalf of the Seller (the “Deposit”) on the Closing date. The balance of the Purchase Price (the “Balance”) shall be due and payable on the following dates (each a “Maturity Date”, collectively the “Maturity Dates”):

(i) Payment in the amount of seven thousand two hundred twenty two U.S. dollars ($7,222.00) on or before sixty (60) days from the Effective Date;

(ii) Payment in the amount of fourteen thousands four hundred forty four U.S. dollars ($14,444.00) on or before ninety (90) days from the Effective Date;

(iii) Payment in the amount of twenty one thousand six hundred sixty six U.S. dollars ($21,666.00) on or before one hundred twenty (120) days from the Effective Date.

(iv) Payment in the amount of twenty eight thousand eight hundred eight nine U.S. dollars ($28,889.00) on or before one hundred fifty (150) days from the Effective Date.

(v) Payment in the amount of thirty six thousand one hundred eleven U.S. dollars ($36,111.00) on or before one hundred eighty (180) days from the Effective Date.

(vi) Payment in the amount of forty three thousand three hundred thirty four U.S. dollars ($43,334.00) on or before two hundred ten (210) days from the Effective Date.

(vii) Payment in the amount of fifty thousand five hundred fifty six U.S. dollars ($50,556.00) on or before two hundred forty (240) days from the Effective Date.

(viii) Payment in the amount of thirty two thousand seven hundred seventy eight U.S. dollars ($32,778.00) on or before two hundred seventy (270) days from the Effective Date.

b) Wire transfer of all payments hereunder shall be made on or before each payment’s respective Maturity Date by wire transfer of immediately available funds to Seller’s account as follows:

Bank Name:	Rappahannock National Bank
7 Bank Road
Washington, Virginia 22747
Account Name:	Belmont Partners, LLC
Account Number:	1089129
Routing Number:	051402974

c) The Purchase Price may be prepaid in whole or in part at any time, at the option of Buyer without premium or penalty.

d)         If at any time during the term of this Agreement Buyer shall fail to pay a payment on or before the payment’s respective Maturity Date, and such failure by Buyer to pay the payment continues for a period of ten (10) days from such payment’s Maturity Date (“Failed Payment”), the Failed Payment shall bear an interest rate of eighteen percent (18%) per annum from the date when Failed Payment was due until Failed Payment is received by Seller by wire transfer. The payments of interest hereunder shall not be required to the extent that receipt of any such interest by the Seller would be contrary to provisions of law applicable to the Seller limiting the maximum rate of interest that may be charged or collected by the Seller.

e)	Stock Position.

(i)          In consideration of the benefits provided to the Company hereby, Company shall issue and deliver to Seller, such fully paid, non-assessable restricted shares of the Company’s common stock equal to a one and one half percent (1.5%) immediately after the Merger (as defined in Section 14 herein) ownership interest in the Company (the “Position”). The Position shall be based on the capital structure of the Company post Merger (taking into account any and all shares issued relating to the Merger). The Position shall be non-dilutable with respect to (a) any transactions involving any company listed in Exhibit A during the nine (9) month period immediately following the Merger as defined in Section 14 and (b) any financings that are made by the Company during the four (4) month period immediately following the Merger as defined in Section 14. Buyer shall take all steps necessary to fully effectuate the provisions of this Section 3.

(ii)          Certificate(s) evidencing the Position shall be issued and delivered to the Seller immediately following the actions anticipated by Section 3(e)(i) herein (the “Actions”), but in no case later than eleven (11) months following the Effective Date hereof. In the event that all Actions have not been completed by the eleventh month anniversary of this Agreement, Seller shall transfer to Buyer shares comprising the Position on that date and shall issue additional shares as necessary following completion of the Actions.

f)          The Parties acknowledge and agree that the Position shall be newly issued, restricted common shares of the Company. Seller will deliver to Buyer and Company a legal opinion of Seller’s counsel regarding the removal of restrictions from the Position, which legal opinion and legal counsel shall be reasonably acceptable to the Company. In the event that, in one year from the date of the execution of this Agreement, the Position can not be sold in accordance with Rule 144 of the Securities Act of 1933, due to the fault of Buyer, the Seller shall have demand registration rights on such Position at such time. In the event that Buyer (i) does not provide for the removal of restrictions from the shares comprising the Position in accordance with Rule 144, (ii) unreasonably refuses to recognize the opinion of Seller’s counsel regarding the removal of such restrictions, or (iii) does not register such shares, the Company and the Buyer, jointly and severally, shall pay to Seller liquidated damages in the amount of the bid price per share as of the one year anniversary of this Agreement (as reported by the national market on which the shares trade) multiplied by the number of shares in the Position. The Parties agree that the liquidated damages hereunder are not a penalty. If Buyer pays Seller such liquidated damages, such payment shall satisfy all of Buyer’s obligations to Seller regarding the Position.

g)          In consideration of the benefits provided to the Company hereby, Company and Buyer agree to be jointly and severally liable for all amounts due hereunder and all other obligations of this Stock Purchase Agreement.

4.	Proxy.

a)          In order to ensure performance under Section 3 of this Agreement, the Parties hereby recognize the Agreement to Prevent Resale and Dilution and Irrevocable Proxy Coupled with an Interest (the “Proxy”) as being legally binding and fully valid. The Parties understand and agree that the Proxy shall be valid from the Closing Date until such time as the Buyer and the Company merge and the Company executes a Secured Promissory Note (the “Secured Promissory Note”) for the remaining balance of the Purchase Price. Such Secured Promissory Note shall be secured by a 1st priority security interest in assets of the Company having a value at the time the Secured Promissory Note is signed equal to two times the remaining balance of the Purchase Price. The Proxy shall be held in escrow by the Escrow Agent until such time as the Proxy may be released according to Section 4(c) herein,

b)          Escrow Agent’s Rights; Exculpation. The Proxy shall be held in the possession of the Escrow Agent. The Escrow Agent shall have the authority and power to take such actions and to exercise such powers as are specifically delegated to the Escrow Agent by the terms of the Escrow Agreement. The Escrow Agent shall be under no duty with respect to the Proxy except to account therefore in due course, pursuant to the terms and conditions hereof.

c) Upon notification of Buyer’s Default (as defined in Section 5 herein) and prior to the Merger, the Escrow Agent shall release the Proxy to the Transfer Agent with a copy to the Seller and Company.

d) The Escrow Agent shall not be liable hereunder in its capacity as Escrow Agent, agent or bailee for any action taken or omitted by it hereunder except for its gross negligence or willful breach.

5.	Default. The following conditions or events shall constitute events of default (“Event(s) of Default”):

a)          if the Buyer or Company shall default in the performance of or compliance with any material term contained in this Agreement and such default is not cured within ten (10) days of the events set forth in 5(b) hereof;

b)          if the Buyer or Company shall be in breach or otherwise default in the performance of, or compliance with, any other term contained herein in any material respect and such breach or default is not remedied within ten (10) days of either:

(i) an officer of the Buyer or Company obtaining knowledge of such default;

(ii)          Buyer’s or Company’s Notification of such default; such notification shall be effective two (2) days from the date of notice sent to the Buyer and Company in accordance with the provisions of Section 25 hereof;

c)          if any representation or warranty made in writing by or on behalf of the Buyer herein or in any instrument furnished in compliance with or in reference hereto or otherwise in connection with the transactions contemplated hereby shall prove to have been false or incorrect in any material respect on the date as of which made;

d) if the Buyer or Company shall:

(i) be generally not paying its debts as they become due;

(ii)          file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction;

(iii) make an assignment for the benefit of its creditors;

(iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property;

(v) be adjudicated an insolvent or be liquidated; or,

(vi) take corporate action for the purpose of any of the foregoing;

e)          if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Buyer or Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Buyer or Company, or if any such petition shall be filed against the Buyer or Company and such petition shall not be dismissed within thirty (30) days; or,

f)            if a final judgment which, with other outstanding final judgments against the Buyer or Company, exceeds five hundred thousand dollars ($500,000.00) shall be entered against the Buyer or Company and if, within seventy five (75) days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within sixty (60) days after the expiration of any such stay, such judgment shall not have been discharged.

6.	Remedies on Default.

a)          Upon the occurrence of any Event of Default, the Seller may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained in this Agreement, or in aid of the exercise of any power granted in this Agreement, and (unless there shall have occurred an Event of Default under Section 5(d) or 5(e), in which case the unpaid balance due hereunder shall automatically become due and payable) may at its sole option and with no further notice to the Buyer declare all or any part of the unpaid principal amount of the Agreement then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued at a rate of eighteen percent (18%) per annum thereon and all other sums, if any, payable under this Agreement shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and the Seller may proceed to enforce payment of such amount or part thereof in such manner as Seller may elect.

b)          Annulment of Defaults. An Event of Default shall not be deemed to be in existence or to have occurred for any purpose of this Agreement until the expiration of any and all grace periods under this Agreement or if the Seller shall have waived such event in writing or stated in writing that such event has been cured to its reasonable satisfaction. No waiver or statement of satisfactory cure pursuant to this Section 6(b) shall extend to or affect any subsequent or other Event of Default not specifically identified in such waiver or statement of satisfactory cure or impair any other rights of the Seller herein.

c)          Discretionary Release. Seller may, if Buyer and Company have not effectuated a merger, at Seller’s sole discretion, instruct the Escrow Agent to release the Proxy in accordance with Section 7 herein if any Event of Default shall have been in existence for a period of ten (10) days.

d)          Foreclosure in Reliance on Secured Promissory Note. Seller may, at Seller’s sole discretion, if any Event of Default shall have been in existence for a period of ten (10) days, seek foreclosure or any other remedy available to seller according to the terms and conditions of the Secured Promissory Note.

7	Proxy Release.

a) Upon any Event of Default, and subject to the terms and limitations of Sections 6(c) herein, the Seller shall instruct the Escrow Agent to release the Proxy to the Seller and Company.

b)          Upon any Event of Default, Seller may at its sole discretion deliver notice of default to the Escrow Agent and Buyer. Immediately upon receipt of the Notice of Default, the Escrow Agent shall deliver the Proxy to the Transfer Agent with a copy to the Seller and Company, thereby affording Seller all the rights defined in the Proxy as referenced in Section 4 herein.

8.	Transfer Agent.

a)          Until the closing of the Merger, Buyer agrees that Pacific Stock Transfer, LLC (the “Transfer Agent”) shall act as the Company’s sole transfer agency, and Transfer Agent shall have full power and authority to act on behalf of the Company in connection with the issuance, transfer, exchange and replacement of all of the Company’s stock certificates.

b) Transfer Agent shall have full power and authority to act according to the Irrevocable Proxy.

9.          Collections. Should the indebtedness represented by this Agreement or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should any amount due under this Agreement be placed in the hands of attorneys, or other collection agents, for collection upon default, Buyer agrees to pay, in addition to the principal, premium and interest due and payable hereon, all costs of collection, including reasonable attorneys’ fees and expenses.

10.          Representations and Warranties of Seller and the Company. Seller and Company hereby jointly and severally represent and warrant, for a period of twelve (12) months from the Effective Date, to Buyer that the statements in the following paragraphs of this Section 10 are all true and complete as of the date hereof:

a)          Title to Stock. Seller is the record and beneficial owner and has sole managerial and dispositive authority with respect to the Stock and has not granted any person a proxy that has not expired or been validly withdrawn. The sale and delivery of the Stock to Buyer pursuant to this Agreement will vest in Buyer the legal and valid title to the Stock, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever (“Encumbrances”) (other than Encumbrances created by Buyer and restrictions on resales of the Stock under applicable securities laws).

b)          Liabilities of the Company. Seller represents and warrants to the best knowledge of Seller after due inquiry that as of the Closing, the Company will not have any liabilities contingent or otherwise. Buyer is solely responsible for conducting its own due diligence with respect to the Company and its liabilities and for gathering enough information upon which to base an investment decision in the Stock. Buyer acknowledges that:

(i) Seller has made no representations with respect to the Company or its status except as explicitly stated in this Agreement; and,

(ii) Except as set forth in this Agreement, the Company is being sold “as is”.

c)          Full Power and Authority. Seller represents that it has full power and authority to enter into this Agreement and the board of directors of Company has authorized the execution and delivery of this Agreement by Company and has approved the transactions contemplated by this Agreement.

d)          Seller Indemnification of Buyer. Seller represents that for a period of twelve (12) months following the Closing, Seller shall indemnify Buyer, subject to the terms and conditions of this Section, for the full value of any liabilities incurred by the Company prior to the date of Closing and not disclosed in this Agreement. In no circumstance shall Such indemnification in the aggregate exceed the Purchase Price.

e)          Absence of Certain Events. Except as set forth in this Agreement or the schedules hereto, since March 31, 2009, there has not been (i) any material adverse change in the business, operations, financial condition, or prospects of Company; or (ii) any damage, destruction, or loss to Company (whether or not covered by insurance) materially and adversely affecting the business, operations, financial condition, or prospects of Company.

f)          Litigation and Proceedings. To the best of Seller’s knowledge after due inquiry, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of Company, threatened by or against Company, or affecting Company, or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

g)          Organization. Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida. A certified copy of the Articles of Incorporation and bylaws of Company are attached hereto as Schedule 10(g). Company has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the Transactions in accordance with the terms hereof will not, violate any provision of Company’s organizational documents. Company has taken all action required by laws, its articles of incorporation, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement. Company has full power, authority, and legal right and has taken or will take all action required by law, its Certificate of Incorporation, and otherwise to consummate the Transactions. Company is a corporation in good standing under the laws of the state of Florida and shall receive a certificate of good standing from the Secretary of State of the State of Florida, dated as of a date within ten days prior to the Closing Date certifying that Company is in good standing as a corporation in the State of Florida.

h)          Capitalization. Company has a total of 101,625,000 issued and outstanding shares of common stock, each of which is legally issued, fully paid, and non-assessable. All such shares of Company Common Stock are held of record by the Company Shareholders. Company has no other capital stock, warrants, options, of other securities convertible into shares of Company capital stock, outstanding other than the Company Common Stock.

i)          No Conflict With Other Instruments. The execution of this Agreement and the consummation of the Transactions will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Company is a party or to which any of its properties or operations are subject.

j)          Compliance With Laws and Regulations. To the best of its knowledge, Company has complied with all applicable statutes and regulations of any Federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, financial condition, or prospects of Company or except to the extent that noncompliance would not result in the incurrence of any material liability.

11.          Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller that the statements in the following paragraphs of this Section 11 are all true and complete as of the date hereof:

a)          Affidavit of Source of Funds. Prior to each transfer to Seller or each deposit into escrow, Buyer shall execute an Affidavit of Source of Funds (attached hereto as Exhibit 11), which attests that the funds to be transferred are not the proceeds of nor are intended for or being transferred in the furtherance of any illegal activity or activity prohibited by federal or state laws. Such activity may include, but is not limited to: tax evasion; financial misconduct; environmental crimes; activity involving drugs and other controlled substances; counterfeiting; espionage; kidnapping; smuggling; copyright infringement; entry of goods into the United States by means of false statements; terrorism; terrorist financing or other material support of terrorists or terrorism; arms dealing; bank fraud; wire fraud; mail fraud; concealment of assets or any effort by conspiracy or otherwise to defeat, defraud or otherwise evade, any party or the Court in a bankruptcy proceeding, a receiver, a custodian, a trustee, a marshal, or any other officer of the court or government or regulatory official; bribery or any violation of the Foreign Corrupt Practices Act; trading with enemies of the United States; forgery; or fraud of any kind. Buyer further warrants that all transfers of monies will be in accordance with the Money Laundering Control Act of 1986 as amended.

b)          Exempt Transaction. Buyer understands that the offering and sale of the Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”) and exempt from registration or qualification under any state law.

c) Full Power and Authority. Buyer represents that it has full power and authority to enter into this Agreement.

d)          Stock. The Stock to be purchased by Buyer hereunder will be acquired for investment for Buyer’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.

e)          Information Concerning the Company. Buyer has conducted its own due diligence with respect to the Company and its liabilities and believes it has enough information upon which to base an investment decision in the Stock. Buyer acknowledges that Seller has made no representations with respect to the Company, its status or the existence or non-existence of any liabilities except as explicitly stated in this Agreement.

f) Investment Experience. The Buyer understands that purchase of the Stock involves substantial risk. The Buyer:

(i) has experience as a purchaser in securities of companies in the development stage and acknowledges that he can bear the economic risk of Buyer’s investment in the Stock; and,

(ii)          has such knowledge and experience in financial, tax, and business matters so as to enable Buyer to evaluate the merits and risks of an investment in the Stock, to protect Buyer’s own interests in connection with the investment and to make an informed investment decision with respect thereto.

g)          No Oral Representations. No oral or written representations have been made other than or in addition to those stated in this Agreement. Buyer is not relying on any oral statements made by Seller, Seller’s representatives, employee’s or affiliates in purchasing the Stock.

h)          Restricted Securities. Buyer understands that the Stock is characterized as “restricted securities” under the Act inasmuch as they were acquired from the Company in a transaction not involving a public offering.

i)          Opinion Necessary. Buyer acknowledges that if any transfer of the Stock is proposed to be made in reliance upon an exemption under the Act, the Company may require an opinion of counsel satisfactory to the Company that such transfer may be made pursuant to an applicable exemption under the Act. Buyer acknowledges that a restrictive legend appears on the Stock and must remain on the Stock until such time as it may be removed under the Act.

j) Shareholder Value. Buyer represents that Buyer intends to implement a business plan designed to return value to the shareholders of the Company.

k)          Compliance. Buyer shall comply with all applicable securities laws, rules and regulations regarding this Agreement, the Merger and all related transactions, including but not limited to filing any forms required by the U.S. Securities and Exchange Commission.

l)          Proxy. Company and Buyer recognize the Proxy as being legally binding and fully valid. Company and Buyer hereby knowingly, and to the fullest extent, waive any and all objections to the validity or execution of the Proxy.

12.	Indemnification.

a)          Indemnification - Buyer. During a period of 12 months commencing from the Effective Date of this Agreement, Buyer shall indemnify and hold harmless the Seller, its members, officers, directors, agents, employees, attorneys, accountants, consultants, subsidiaries, successors, affiliates and assigns (“Seller Indemnitees”) from and against any and all losses, damages, expenses and liabilities (collectively “Liabilities”) or actions, investigations, inquiries, arbitrations, claims or other proceedings in respect thereof, including enforcement of this Agreement (collectively “Actions”) (Liabilities and Actions are herein collectively referred to as “Losses”) arising out of or related to the failure by Buyer to fulfill its obligations under this Agreement. Losses include, but are not limited to all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement or for any breach of this Agreement. The indemnification of Seller by Buyer shall be limited to an amount equal to the Purchase Price.

b)          Indemnification - Seller. During a period of 12 months commencing from the Effective Date of this Agreement, Seller shall indemnify and hold harmless the Buyer, its members, officers, directors, agents, employees, attorneys, accountants, consultants, subsidiaries, successors, affiliates and assigns (“Buyer Indemnitees”) from and against any and all losses, damages, expenses and liabilities (collectively “Liabilities”) or actions, investigations, inquiries, arbitrations, claims or other proceedings in respect thereof, including enforcement of this Agreement (collectively “Actions”) (Liabilities and Actions are herein collectively referred to as “Losses”) arising out of or related to the failure by Seller to fulfill its obligations under this Agreement. Losses include, but are not limited to all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement or for any breach of this Agreement. The indemnification of Buyer by Seller shall be limited to an amount equal to the Purchase Price.

13.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, U.S.A. without giving effect to any other choice or conflict of law provision that would cause the application of the laws of any other jurisdiction other than the State of Florida.

14.       Merger and Exchange of Stock. Merger and Exchange of Stock. Buyer shall, as soon as practicable, and in no case later than thirty (30) days from the Closing effect a series of mergers or begin a series of acquisitions (the “Merger”) between the Company and any one of the target corporations, which 2008 financial performance and balance sheet is outlined in the “Sub consolidated balance sheets” which are attached hereto as Exhibit A and which are more fully described in the executive summary attached hereto as Exhibit B (the “Subs”). The Buyer and Company represent and warrant that at a minimum the Company will enter into, within four (4) months of the Effective date of this agreement, a merger with or acquire at least three of the Companies listed on Exhibit A or Liquid Capital, one of which shall be Green Planet. The Company shall be the surviving corporation of the Merger, and shall continue unimpaired by the Merger. Upon Merger, the Company shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and be subject to all the debts, liabilities, obligations, restrictions and duties of the Subs.

15.          Term / Survival. The terms of this Agreement shall be effective as of the Effective Date, and continue until such time as the payment of the Purchase Price and all other amounts due hereunder are fully satisfied, however; the terms, conditions, and obligations of Sections 10, 11, 12, 13, 14 and 27 hereof shall survive the termination of this Agreement.

16.          Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that Buyer may not assign or transfer any of its rights or obligations under this Agreement.

17.          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A telefaxed copy of this Agreement shall be deemed an original.

18.          Headings. The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

19.           Costs, Expenses. Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

20.           Modifications and Waivers. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the Effective Date of this Agreement, and signed by both the Buyer and Seller. No waiver of any breach, term, condition or remedy of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy. All remedies, either under this agreement, by law, or otherwise afforded the Buyer shall be cumulative and not alternative.

21.          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

22.          Termination. Buyer or Seller may, upon written notice to the other party, terminate this Agreement upon their own discretion prior to any funds being released from escrow. Upon the release of any funds from escrow, this termination clause is null and void.

23.          Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

24.          Further Assurances. From and after the date of this Agreement, upon the request of the Buyer or Seller, Buyer and Seller shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

25.          Notices. All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received by the intended party.

a)          if sent to the intended party by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission;

b) if sent to the intended party by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails; and,

c)          if sent to the intended party by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any such Person to the other Person pursuant to notice given by such Person in accordance with the provisions of this Section 25.

If to Buyer to:
Abacus Global Investments Corp.
318 Holiday Dr.,
Hallandale Beach, FL, 33009
Attention: CEO
Telecopier: (954) 457-3619
with a copy to:
Arnstein & Lehr LLP
120 South Riverside Plaza
Suite 1200
Chicago, Illinois 60606-3910
Attention: Jerold N. Siegan
Telecopier: (312) 876-6274
If to Seller:
Belmont Partners, LLC
360 Main Street
Washington, VA 22747
Attention: General Counsel
Telecopier: 540 675-3369

with a copy to:

Attention:
Telecopier:

If to Company:

318 Holiday Dr
Hallandale Beach
FL, 33009
	Attention:	CEO
	Telecopier:	954-457-3619

with a copy to:

Attention:
Telecopier:

or to such other address as such party may indicate by a notice delivered to the other party hereto.

26.          Insider Trading. Seller and Buyer hereby certify that they have not themselves, nor through any third parties, purchased nor caused to be purchased in the public marketplace any publicly traded shares of the Company. Seller and Buyer further certify they have not communicated the nature of the transactions contemplated by the Agreement, ate not aware of any disclosure of non public information concerning said transactions, and are not a party to any insider trading of Company shares.

27.          Binding Arbitration. In the event of any dispute, claim, question, or disagreement arising from or relating to this agreement or the breach thereof, the Parties hereto shall use their best efforts to settle the dispute, claim question, or disagreement. To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such a solution within a period of sixty (60) days, then, upon notice by either party to the other, all disputes, claims, questions, or disagreements shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules including the Optional Rules for Emergency Measures of Protection, and judgment on any award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

[Remainder of Page Intentionally Left Blank]

[Signature Page to Follow]

In Witness Whereof, the Parties hereto have executed this Agreement as of the last date written below.

SELLER	BUYER

BELMONT PARTNERS, LLC	ABACUS GLOBAL INVESTMENTS, CORP.

/s/ Joseph Meuse	/s/ Marius Silvasan
By: Joseph Meuse, Managing Member	By: Marius Silvasan, Chairman
Date:	Date:	4 June, 09

COMPANY

CONTRACTED SERVICES, INC.

/s/ Joseph Meuse
By: Joseph Meuse Director
Date:

EXHIBIT 1
AGREEMENT TO PREVENT RESALE AND DILUTION
AND
IRREVOCABLE PROXY COUPLED WITH AN INTEREST

          This Agreement to Prevent Resale and Irrevocable Proxy Coupled with an Interest, dated as of the last executed date below (this “Agreement and Irrevocable Proxy”), is made and entered into by and among Abacus Global Investments, Corp., and Marius Silvasan an individual (each, a “Grantor” and collectively referred to hereinafter as the “Grantors”), on the one hand, and Belmont Partners, LLC, a Virginia limited liability company (“Grantee”), on the other hand.

          In consideration of the premises and the mutual covenants and agreements set forth herein, a publicly traded vehicle as provided through the Stock Purchase Agreement between Grantors and Grantee (“Stock Agreement”), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
AGREEMENT TO PREVENT RESALE AND DILUTION. Grantors hereby understand and acknowledge that the Shares hereunder are Restricted Securities as defined in Rule 144 under the Securities Act of 1933, as amended, (“Rule 144”) which permits limited resale of shares subject to the satisfaction of certain conditions as set forth thereunder. Grantors hereby agree not to engage in resale of the Shares hereunder unless such resale is effected pursuant to the provisions of Rule 144 and in ordinary broker-dealer transactions, as that term is defined for purposes of Rule 144. Grantors hereby agree that should they transfer their shares pursuant to the provisions of 144 they hereby agree to notify any such purchaser that the shares they are transferring are subject to this Agreement and Irrevocable Proxy and to ensure that the transferred shares properly bear a legend so indicating. This AGREEMENT TO PREVENT RESALE AND DILUTION shall terminate immediately upon the Company and Buyer (as defined in the Stock Agreement) entering into a Merger as defined in Section 14 of the Stock Agreement and signing a Secured Promissory Note as defined in Section 4(a) of the Stock Agreement “Note.”

Grantors hereby understand and acknowledge that the Shares transferred to them by Grantee in the Stock Purchase Agreement dated June 4, 09 shall be and remain non-dilutable for the life of this Agreement and Irrevocable Proxy.

2.	IRREVOCABLE PROXY COUPLED WITH INTEREST.

a.
Grantors hereby irrevocably appoint Grantee, from the last executed date below until the earliest of a.) Company and Buyer (as defined in the Stock Agreement) enter into a Merger as defined in Section 14 of the Stock Agreement and the Company signs a Secured Promissory Note as defined in section 4(a) of the Stock Agreement or b.) the full amount of the Purchase Price including all penalties and interest accrued thereon as defined in the Stock Agreement has been paid to Grantee, as the Grantors’ true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of the shares of the Grantees’ common or preferred stock of any series or class (the “Shares”), which Grantors are entitled to vote, for and in the name, place and stead of the Grantors, at any annual, special or other meeting of the stockholders of Contracted Services, Inc., a Florida Corporation (“CSEV” or the “Company”), and at any adjournments thereof or pursuant to any consent in lieu of a meeting or otherwise. This IRREVOCABLE PROXY COUPLED WITH INTEREST shall terminate immediately upon the Company and Buyer (as defined in the Stock Agreement) entering into a Merger as defined in Section 14 of the Stock Agreement and signing the Note.

b.
Grantors hereby understand and agree that this Proxy covers all shares common or preferred of any series or class held or controlled by Marius Silvasan or Abacus Global Investments, Corp. Additionally, this Proxy covers all shares of common or preferred stock of any and all series or class held in treasury or authorized by the Contracted Services, Inc. articles of incorporation. Such that this Proxy, during its life, covers any share of common or preferred stock of any and all series or class issued subsequent to the execution of this Proxy.

c.
Grantors agree that this Proxy is coupled with an interest sufficient in law to support an irrevocable power and shall not be terminated by any act of the Grantors, by lack of appropriate power or authority or by the occurrence of any other event or events.

3.	This Agreement and Irrevocable Proxy shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the provision thereof relating to conflicts of law.

4.
Grantors will cause the certificates representing the Shares to be resubmitted to the Company promptly following execution of this agreement for reissuance with a legend prominently disclosing the existence of this instrument on the face of each such certificate, upon request, execute and deliver any additional documents and take such actions as may reasonably be deemed by the Grantee to be necessary or desirable to complete the Agreement and Irrevocable Proxy entered herein or to carry out the provisions hereof.

5.
If any term, provision, covenant, or restriction of this Agreement and Irrevocable Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

6.	This Agreement and Irrevocable Proxy may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

GRANTEE		GRANTOR

BELMONT PARTNERS, LLC		ABACUS GLOBAL INVESTMENTS, CORP.

/s/ Joseph Meuse		/s/ Marius Silvasan
By: Joseph Meuse, Managing Member		By: Marius Silvasan, CEO
Date:		Date:	June 4, 09

GRANTOR

MARIUS SILVASAN

/s/ Marius Silvasan
By: Marius Silvasan, Individual
Date:	June 4, 09

EXHIBIT 2
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors of Contracted Services, Inc. a corporation organized in the State of Florida (the “Company”), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held:

WHEREAS, the Company has determined that it is in the best interests of the Company to enter into an agreement with Belmont Partners, LLC (“Belmont”) dated June 4, 2009 (the “Agreement”) requiring the Company to provide Belmont a one and one half percent (1.5%) common stock shares position in the Company (the “Position”).  The Position shall be based on the capital structure of the Company immediately after Merger as that term is defined in section 14 of the Agreement and pursuant to and limited by section 3(e)(i) shall be non-dilutable for a period of four (4) months following the Merger.

WHEREAS, the Company has entered into the Agreement with Belmont;

WHEREAS, the Company has received full and adequate consideration from Belmont for the Position;

WHEREAS, it is in the best interests of the Company to issue such shares of the Company’s common stock to Belmont as necessary to provide Belmont the Position according to the terms of the Agreement;

WHEREAS, all shares transferred to Belmont hereby shall be deemed to have a valuation of par value;

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a)	it is in the best interests of the Company to undertake the transactions contemplated hereby; and

(b)	the transactions are hereby approved, ratified and confirmed; and

(c)
in accordance with the Shareholder Consent dated June 4, 09, the Company will issue shares of the Company’s common stock to Belmont necessary to provide Belmont the Position according to the terms of the Agreement; and

(d)
any transfer agent acting for or on behalf of the Company or a Surviving Company (a “Transfer Agent”) shall be entitled to rely upon these resolutions to execute the issuance of the Position as aforesaid; and

(e)
certificate(s) evidencing the Position shall be issued and delivered to Belmont Partners, LLC immediately following the Merger, but in no case later than the eleventh (11th) month anniversary of the Effective Date of the Stock Purchase Agreement. In the event that a transaction meeting the definition of Merger under Section 4 of the Agreement has not been completed by the eleventh month anniversary of the Effective Date of the Stock Purchase Agreement, Belmont Partners, LLC shall be issued shares comprising the Position on that date and shall be issued additional shares as necessary to comply with the non-dilution provisions of the Agreement;

(f)
the effective date of all shares transferred pursuant to this Board Resolution shall be the Effective Date of the Stock Purchase Agreement and shall be memorialized on the face of the certificates evidencing such shares.  Seller shall deliver to Buyer and Company and the transfer agent a legal opinion of Seller’s counsel regarding the removal of restrictions all shares hereby issued, which legal opinion and legal counsel shall be reasonably acceptable to the Company, and any transfer agent acting on behalf of the Company shall be entitled to rely upon these resolutions to remove such restrictions from such shares; and

(g)
the shares issued pursuant to this Board Resolution shall be and remain non-dilutable pursuant to and as limited by Section 3(e)(i) of the Agreement for a period of four months from the date of Merger as defined in section 14 of the Agreement.

(h)	the Transfer Agent is hereby authorized to deliver said shares as specified herein to Belmont Partners, LLC at 360 Main Street, Washington, Virginia 22747 via Federal Express or Hand Delivery; and

(i)	the value of all shares hereby transferred shall be par value.

Each Director, by signing this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors’ meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

/s/ Marius Silvasan
Marius Silvasan, Director

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Marius Silvasan personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.
________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

EXHIBIT 3

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

TO:             Pacific Stock Transfer
500 East Warm Springs Road
Las Vegas, NV

Re:            Contracted Services, Inc.

Ladies and Gentlemen:

Reference is made to that certain Common Stock Purchase Agreement (the “Agreement”) between Contracted Services, Inc. (the “Company”), Belmont Partners, LLC (“Belmont”) and Abacus Global Investments, Corp. (the “Buyer”), dated June 4, 2009 pursuant to which the Company shall issue to Belmont a number of shares of the common stock of the Company equal to one and one half percent (1.5%) of the Company capital stock (the “Position”).  This letter shall serve as the Company’s irrevocable authorization and direction to Pacific Stock Transfer, and to any subsequent Transfer Agent of the Company, (collectively the “Transfer Agent”) to issue shares of the common stock of the Company to Belmont as set forth below, and no subsequent direction, order, resolution or other order or request of the Company shall be effective to rescind, modify, nullify, or otherwise cancel these instructions, the attached resolutions, or the shares issued hereby.

Specifically, the Transfer Agent is hereby instructed to issue one and one half percent (1.5%) of the Company’s capital to Belmont based on the capital structure of the Company immediately after Merger as that term is defined in section 14 of the Agreement pursuant to and as limited by Section 3(e)(i) of the Agreement any such Stock shall be non-dilutable for a period of four (4) months following the Merger.

 The Transfer Agent shall deliver certificate(s) evidencing the shares in the Company to Belmont Partners, LLC, at the address indicated below immediately following the Merger, but in no case later than the eleventh month anniversary of the Effective Date of the Stock Purchase Agreement.  In the event that Merger has not been completed by the Effective Date of the Stock Purchase Agreement, the Transfer Agent shall transfer to Belmont certificate(s) evidencing the shares comprising the Position on the eleventh month anniversary of the Effective Date of the Stock Purchase Agreement, and shall further issue additional shares to Belmont as necessary following completion of the Merger.

The shares comprising the Position shall be newly issued restricted common shares of the Company, and the Effective date of all shares in the Position shall be the Effective Date of the Stock Purchase Agreement regardless of the date on which the certificate(s) evidencing such shares are issued, and such effective date shall be evidenced on the face of such certificate(s).

The Company hereby confirms to the Transfer Agent and Belmont that the shares comprising the Position shall not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company, and that if the shares comprising the Position are have not been registered for sale under the Securities Act of 1933, as amended, and the certificates evidencing such shares shall bear the requisite restrictive legend.  The Transfer Agent is hereby instructed to accept as valid an opinion of Belmont’s counsel which opinion and legal counsel shall be reasonably acceptable to the Company regarding removal of any restriction from the shares comprising the Position, and upon receipt of such opinion of counsel the Transfer Agent shall promptly remove such legend.

The Company hereby represents, acknowledges and agrees that: (i) Belmont has relied upon the representations and covenants made by the Company hereunder as a material inducement to Belmont entering into the Common Stock Purchase Agreement; (ii) that without such representations and covenants Belmont would not enter into the Common Stock Purchase Agreement; (iii) in the event of any breach of any provision hereof, Belmont would be irreparably damaged and damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced.  Therefore, in the event of a breach of the representations and covenants hereunder, or a breach of the Transfer Agent’s duties and obligations herein defined, Belmont shall be entitled in addition to all other rights and remedies, to an injunction restraining such breach, without being required to show any actual damages or to post any bond or other security, and/or to a decree of specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

These irrevocable transfer agent instructions shall terminate effective upon the issuance of the stock to Seller to fulfill the Company’s obligations regarding the Position under the Agreement.

Delivery of the certificate(s) evidencing the Position shall be delivered to Belmont by Federal Express toBelmont Partners, LLC, 360 Main Street, Washington, Virginia 22747, or to such other address as specified in writing by Belmont.

IN WITNESS WHEREOF, the Parties have caused this agreement and letter of Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

CONTRACTED SERVICES, INC.	BELMONT PARTNERS, LLC

/s/ Marius Silvasan	/s/ Joseph Meuse
Marius Silvasan, Director	Joseph Meuse, Managing Member

PACIFIC STOCK TRANSFER
___________________________
_________________, __________
Date: ____________________________

EXHIBIT 4
WRITTEN SHAREHOLDERS CONSENT
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Shareholders of Contracted Services, Inc., a corporation organized in the State of Florida (the “Company”), the undersigned, being the majority shareholder(s) of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the majority shareholders duly called and held:

WHEREAS, the Shareholder(s) wish to approve the issuance of a one and one half percent (1.5%) common stock share position issued to Belmont Partners, LLC based on the capital structure of the Company immediately after Merger as that term is defined in section 14 of the Stock Purchase Agreement between Belmont Partners and Abacus Global Investments, Corp. dated June 4, 09 (the “Agreement”).  Pursuant to and as limited by Section 3(e)(i) of the Agreement any such Stock shall be non-dilutable for a period of four (4) months following the Merger as defined in section 14 of the Agreement.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a)	the transactions contemplated above are hereby approved, ratified and confirmed;

(b)
the Shareholder(s) approve the issuance of a one and one half percent (1.5%) common stock share position issued to Belmont Partners, LLC based on the capital structure of the Company immediately after Merger as that term is defined in section 14 of the Stock Purchase Agreement between Belmont Partners and Abacus Global Investments, Corp. dated June 4, 09 (the “Agreement”). Pursuant to and as limited by Section 3(e)(i) of the Agreement any such Stock shall be non-dilutable for a period of four (4) months following the Merger as defined in section 14 of the Agreement

Each Shareholder, by signing this Written Consent of the Shareholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Majority Shareholders meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Written Consent of the Shareholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

By:	/s/ Marius Silvasan
Abacus Global Investments, Corp.

Date:	June 4, 09

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Marius Silvasan personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

EXHIBIT 5
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
AND MAJORITY SHAREHOLDERS IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors and Majority Shareholders of Contracted Services, Inc., a corporation organized in the State of Florida (the “Company”), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held:

(a)	WHEREAS, the Company and Majority Shareholder(s) wish to approve the transfer of ninety two and a quarter percent (92.25%) of the Company’s capital stock to Abacus Global Investments, Corp.; and

WHEREAS, the Board and Majority Shareholders wish to approve the nomination of Marius Silvasan as the Director and President of the Company.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(b)	it is in the best interests of the Company to undertake the transaction contemplated hereby; and,

(c)	the transactions are hereby approved, ratified and confirmed; and,

(d)	the Company and Majority Shareholders approve the transfer of ninety two and a quarter percent (92.25%) of the Company’s capital stock to Abacus Global Investments, Corp

(e)	the Majority Shareholders approve the nomination of and the Company appoints Marius Silvasan as the a Director, President and Secretary of the Company;

(f)
any transfer agent acting for or on behalf of the Company or a Surviving Company (a “Transfer Agent”) shall be entitled to rely upon these resolutions to execute the issuance of the shares as aforesaid; and,

(g)
the effective date of all Shares transferred pursuant to this Board Resolution shall be the Effective Date of the Stock Purchase Agreement and shall be memorialized on the face of the certificates evidencing such shares; and,

(h)
the Company agrees to indemnify and hold harmless the Transfer Agent from and against any and all claims, liabilities, losses, damages and expenses, including fees and expenses of counsel, accountants and other advisors (collectively, “Losses”), related thereto or arising out of or in connection therewith the issuance of shares; and

(i)	the value of all shares hereby transferred shall be par value.

Each Director and Shareholder(s), by signing this Unanimous Written Consent of the Board of Directors and Majority Shareholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors’ and/or Shareholder meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors and Majority Shareholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

/s/ Joseph Meuse	/s/ Joseph Meuse
Joseph Meuse, Director	Joseph Meuse, Managing Member of
Date:	Belmont Partners, LLC, Majority Shareholder
Date:

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Joseph Meuse personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

EXHIBIT 8
AFFIDAVIT OF SOURCE OF FUNDS

Fax form to: 540-675-3369

The undersigned, Marius Silvasan for Abacus Global Investments, Corp.  (“Transferor”), who being first duly sworn upon oath, deposes and states as follows:

1. Transferor hereby swears, warrants and affirms under pain and penalty of perjury that the information in the following Affidavit of Source of Funds is true and accurate, and all funds referenced herein are free of all claims, debts, liens or contingent liabilities immediately prior to any transfer by Transferor to the accounts of Belmont Partners, LLC, its agents or assigns (collectively “Belmont”).

2. Transferor does not contemplate filing for relief under the provision of any applicable Bankruptcy Code, nor is Transferor involved in any situation that Transferor reasonably anticipates would cause Transferor to file for relief under any Chapter of any applicable Bankruptcy Code in the future. Transferor further swears, warrants and affirms that any funds which Transferor may transfer to the accounts of Belmont are not the proceeds of nor are intended for or being transferred in the furtherance of any concealment of assets or any effort by conspiracy or otherwise to defeat, defraud or otherwise evade, any party or the Court in any bankruptcy proceeding, a receiver, a custodian, a trustee, a marshal, or any other officer of the Court or government or regulatory official of any kind.

3. Transferor is not transferring assets in an attempt to defeat the collection of any U.S. government obligation(s), U.S. government-backed obligation(s), or any state, local, or national government (be it foreign or domestic) obligation(s) and Transferor is aware that doing so may be a crime.

4.  Transferor hereby swears, warrants, and affirms that any funds which Transferor may transfer to the accounts of Belmont are not the proceeds of nor are they intended for or being transferred in the furtherance of any illegal activity or activity prohibited by federal, state, local or foreign laws. Such activity may include, but is not limited to: securities fraud or other financial misconduct of any kind; tax evasion; environmental crimes; activity involving drugs or other controlled substances; counterfeiting; espionage; kidnapping; piracy; smuggling; copyright infringement; entry of goods into the United States by means of false statements; terrorism; terrorist financing or other material support of terrorists or terrorism; arms dealing; bank fraud; wire fraud; mail fraud; bribery or any violation of the Foreign Corrupt Practices Act; theft; embezzlement; misappropriation of public funds; violations of export or import controls of the United States or any other nation; any crime of violence; computer fraud and abuse; trading with enemies of the United States; forgery; or fraud of any kind. Transferor further warrants that all transfers of funds will be in accordance with the Money Laundering Control Act of 1986, as amended; the Bank Secrecy Act of 1970, as amended; the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, as amended; and all other applicable federal, state, local and foreign laws, rules and regulations.

5.  Transferor understands that Belmont acts in compliance with various laws and regulations intended to detect and report unlawful financial transactions relating, but not limited, to money laundering and terrorist financing. Transferor understands that Belmont may disclose personal financial information relating to customers and transactions to appropriate law enforcement agencies without providing notice to the individual or object of any such investigation.

6. This Affidavit applies to the Deposit of forty thousand ($40,000.00) which will be transferred by Transferor to accounts of Belmont by (please check one) □wire transfer or □check; and this Affidavit applies to the Balance of the Purchase Price which will be transferred by Transferor to the accounts of Belmont by (please check one) □wire transfer or □check.

I HEREBY SWEAR, WARRANT AND AFFIRM, UNDER PAIN AND PENALTY OF PERJURY THAT THE FOREGOING STATEMENTS ARE TRUE AND CORRECT.

/s/ Marius Silvasan
Signature

Abacus Global Investments Corp.
By Marius Silvasan
Print Name

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Marius Silvasan personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

EXHIBIT A

PROFORMA
Consolidated Balance Sheet
As of December 31, 2008

	BAM	TP	TFS	GP	BAMB	Consol. Operations
ASSETS

Cash	476,903	178,017	326,507	664,923	337,296	1,983,645
Accounts Receivable	3,400,447	1,520,374	1,788,214	4,346,403	2,715,852	13,771,291
Other Receivable	296,621	-	50,256	1,467		348,344
Inventory	6,040,629			435,050	4,220,320	10,695,999
Deferred Charges		341,544			115	341,659
Loan Receivable			2,240,143			2,240,143
Deferred Tax Asset	51,705			62,373		114,078
Prepaid Expenses	345,550	-	54,545	161,744		561,839
Total Current Assets	10,611,855	2,039,935	4,459,664	5,671,960	7,273,583	30,056,998
						-
Net Fixed Assets	227,066	499,711	9,808		1,982,000	2,718,585
Intangible Assets			34,901	73,339		108,240
Property, plant and equipment				3,144,067		3,144,067
Land use rights				7,841,214		7,841,214
Goodwill	200,000	-				200,000
Other Assets		9,584,904			764,706	10,349,611
Deferred Financing Fees, net	-					-
Total Assets	$11,038,921	$12,124,550	$4,504,373	$16,730,580	$10,020,289	54,418,714

LIABILITIES & EQUITY

Accounts Payable	8,162,639	3,911,837	240,306	702,258	689,012	13,706,051
Accrued Expenses	626,410			1,297,518	562,261	2,486,189
Accrued Payroll					115,860	115,860
Unearned Revenue		628,577				628,577
LOC/Notes					1,470,588	1,470,588
Due to Related Party				11,443		11,443
Income tax payable	(4,098)	-	(53,626)	298,706	211,672	452,654
Total Current Liabilities	8,784,951	4,540,414	186,680	2,309,925	3,049,394	18,871,364

Accrued Acquisition obligations	-					-
Due to Parent/Third Party		6,452,570				6,452,570
LOC - Senior	2,482,150					2,482,150
Investor Loans			4,146,663		6,838	4,153,501
Total Liabilities	11,267,101	10,992,984	4,333,343	2,309,925	3,056,232	31,959,585

Common Stock	10	100	2	4,758,358	2,470,588	7,229,058
Preferred Stock						-
Statutory Reserve				848,550	587,021	1,435,571
Other Comprehensive Income				1,478,188		1,478,188
Retained Earnings	(228,190)	1,131,466	171,028	7,335,559	3,906,448	12,316,312
Total Equity	(228,180)	1,131,566	171,030	14,420,655	6,964,057	22,459,129

Total Liab. & Equity	$11,038,921	$12,124,550	$4,504,373	$16,730,580	$10,020,289	$54,418,714

PROFORMA
Consolidated Statement of Operations
Twelve Months Ended December 31, 2008

	BAM	TP	TFS	GP	BAMB	Corporate	Consol. Operations

Revenue	37,463,581	20,003,477	7,939,079	10,401,530	17,051,723		92,859,390

Cost of Sales	33,763,665	14,180,523	6,654,054	3,936,189	10,382,382		68,916,812
%	90.1%	70.9%	83.6%	37.8%	60.9%		74.2%

Gross Profit	3,699,916	5,822,954	1,285,025	6,465,341	6,669,341	-	23,942,577
%	9.9%	29.1%	16.2%	62.2%	39.1%		25.8%

Operating Costs	2,408,879	3,218,943	1,175,800	1,337,088	851,912	1,392,891	10,385,513
Depreciation	(4,409)	133,751					129,342
Sales & marketing				247,993			247,993
Operating Costs	2,404,470	3,352,694	1,175,800	1,585,081	851,912	1,392,891	10,762,848
%	6.4%	16.8%	14.8%	15.2%	5.0%	1.5%	11.6%

Operating Gain/(Loss)	1,295,446	2,470,260	109,225	4,880,260	5,817,429	(1,392,891)	13,179,729
%	3.5%	12.3%	1.4%	46.9%	34.1%		14.2%

Other Income				277,936	(5,367)		272,569
Gain/(Loss) on Currency Exchange			226,673				226,673
Gain on sale of assets			(5,647)				(5,647)
Interest Expense	(115,505)	(90,485)		(153,143)	(109,702)		(468,835)
Total Other lncome/(Expenses)	(115,505)	(90,485)	221,026	124,793	(115,069)	-	24,761

Taxes	(353,982)	(560,358)	(32,767)	(1,202,543)	(1,458,886)	557,156	(3,051,380)
%	-30.0%	-23.5%	-9.9%	-24.0%	-25.6%	-40.0%	-23.1%

lncome/(Loss)	$825,959	$1,819,417	$297,484	$3,802,510	$4,243,474	$(835,735)	$10,153,110
%	2.2%	9.1%	3.7%	36.6%	24.9%	-0.9%	10.9%

EXHIBIT B
INCLUDING SCHEDULE A

Executive Summary:

Abacus Global

Investments, Corp.

Abacus Global Investments, Corp. (“Abacus”)
(www.abacusworldcorp.com) is a diversified investment company that owns majority equity interest in private and publicly listed companies involved in bioengineering, finance, telecom and distribution. For 2008, Abacus subsidiaries generated $90 million in revenue and $12.5 million in EBITDA.

Abacus acts as a strategic investor in each subsidiary, providing capital and managerial overview. Abacus works with each subsidiary to promote organic and acquisition driven growth. As scale is achieved, Abacus intends to bring each subsidiary public to maximize value to its investors. This provides investors the opportunity to invest in each subsidiary or in Abacus based on investors risk profile and investment strategy.

Subsidiaries include:

BAM Technology, Inc. (“BAM”) (www.bamtechs.com)

BAM, based in Miami, Florida is a technology distributor to Latin America and one of only three master distributors for Dell computers in that region.

TelePlus World, Corp. (“TLPE”) (www.teleplusworld.com)

TelePlus, based in Miami, Florida is publicly traded company on the OTCBB. TelePlus is a leading provider of telecommunications products and services.

Trade Finance Solutions, Inc. (“TFS”) (www.tradefinancesolutions.com)

TFS, based in Toronto, Canada provides creative financing solutions, including Purchase Order Financing, Fulfillment Services, and Factoring or Invoice Discounting for credit worthy customers of eligible goods and services.

Green Planet Bioengineering, Inc. (“GP”) (www.greenplanetbio.com.cn)

GP, based in China, is a high-tech bioengineering enterprise that engages in research, development, production and sale of various extracts from tobacco leaf residues destined for health and beauty products. GP is in the process of becoming a US publicly listed company on the OTCBB.

VALUATION

It is estimated that once public Abacus will trade at about 6 to 8 times 12-month EBITDA or around 75 to 100 million in market capitalization.

Contact:
Marius Silvasan Chairman
Abacus World, Corp.,
305.321.9991 Phone
954.457.3619 Fax
msilvasan@abacusholdingsgroup.com
www. abacusworldcorp.com

or

William G. Crawford Managing Director
Abacus Investments, Corp.
Phone 646.418.8755
wcrawford@abacusholdingsgroup.com

Promissory Note

Pursuant to the Stock Purchase Agreement (the “SPA”) dated June 2, 2009 as may be amended from time to time by and among Contracted Services, Inc. an entity with a principle address of 318 Holiday Drive, Hallandale Beach, FL 33009 (the “Debtor”) and Belmont Partners, LLC a Virginia limited liability company with a principal address of 360 Main Street, Washington Virginia 22747 (“Creditor”)(Debtor and Creditor each a “Party” and collectively the “Parties”) the Parties hereby enter into this Promissory Note (the “Note”).

For value received, the Debtor promises to pay in legal currency of the United States of America to the order of the Creditor the principal sum of two hundred thirty five dollars ($235,000.00) (the “Principal Amount”), or so much thereof as may be outstanding from time to time, plus any interest and/or penalties that have accrued on that amount pursuant to either the terms and conditions this Note or the SPA.

1.      Payments.    The balance of the Principal Amount (the “Balance”) shall be due and payable on the following dates (each a “Maturity Date”, collectively the “Maturity Dates”):

a)   Payment in the amount of seven thousand two hundred twenty two U.S. dollars ($7,222.00) on or before sixty (60) days from the Effective Date of the SPA;

b)   Payment in the amount of fourteen thousand four hundred forty four U.S. dollars ($14,444.00) on or before ninety (90) days from the Effective Date of the SPA;

c)   Payment in the amount of twenty one thousand six hundred sixty six U.S. dollars ($21,666.00) on or before one hundred twenty (120) days from the Effective Date of the SPA.

d)   Payment in the amount of twenty eight thousand eight hundred eight nine U.S. dollars ($28,889.00) on or before one hundred fifty (150) days from the Effective Date of the SPA.

e)   Payment in the amount of thirty six thousand one hundred eleven U.S. dollars ($36,111.00) on or before one hundred eighty (180) days from the Effective Date of the SPA.

f)    Payment in the amount of forty three thousand three hundred thirty four U.S. dollars ($43,334.00) on or before two hundred ten (210) days from the Effective Date of the SPA.

g)   Payment in the amount of fifty thousand five hundred fifty six U.S. dollars ($50,556.00) on or before two hundred forty (240) days from the Effective Date of the SPA.

h)   Payment in the amount of thirty two thousand seven hundred seventy eight U.S. dollars ($32,778.00) on or before two hundred seventy (270) days from the Effective Date of the SPA.

2.     Payment Instructions:     Wire transfer of all payments hereunder shall be made on or before each payment’s respective Maturity Date by wire transfer of immediately available funds to Creditor’s account as follows:

Bank Name:	Rappahannock National Bank
7 Bank Road
Washington, Virginia 22747
Account Name:	Belmont Partners, LLC
Account Number:	1089129
Routing Number:	051402974

3.     Prepayment:      The Balance may be prepaid in whole or in part at any time, at the option of Debtor without premium or penalty.

4.     If at any time during the term of this Note Debtor shall fail to pay a payment on or before the payment’s respective Maturity Date, and such failure by Debtor to pay the payment continues for a period of ten (10) days from such payment’s Maturity Date (“Failed Payment”), the Failed Payment shall bear an interest rate of eighteen percent (18%) per annum from the date when Failed Payment was due until Failed Payment is received by Creditor by wire transfer.   The payments of interest hereunder shall not be required to the extent that receipt of any such interest by the Creditor would be contrary to provisions of law applicable to the Creditor limiting the maximum rate of interest that may be charged or collected by the Creditor.

5.     Security:     Debtor agrees that until the principal, interest, and any penalties due under this promissory note are paid in full, this Note will be secured by a security agreement and Uniform Commercial Code Financing statement giving Creditor a security interest in the equipment, fixtures, inventory and accounts receivable of the business known as Green Planet Bioengineering Co., Ltd.  The foregoing Collateral pledged as security hereunder shall be limited in value to two (2) times the outstanding amount of the Balance at the time this Agreement is signed:

6.     Collection Costs:      Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should any amount due under this Agreement be placed in the hands of attorneys, or other collection agents, for collection upon default, Debtor agrees to pay, in addition to the principal, premium and interest due and payable hereon, all costs of collection, including reasonable attorneys’ fees and expenses.

7.      Default.     The following conditions or events shall constitute events of default (“Event(s) of Default”):

a)   if the Debtor shall default in the performance of or compliance with any material term contained in this Note and such default is not cured within ten (10) days of the events set forth in 7(b) hereof;

b)   if the Debtor shall be in breach or otherwise default in the performance of, or compliance with, any other term contained herein in any material respect and such breach or default is not remedied within ten (10) days of Debtor’s Notification of such default; such notification shall be effective two (2) business days from the date notice is sent to the Debtor.

c)   if any representation or warranty made in writing by or on behalf of the Debtor in either this Note or the SPA or in any instrument furnished in compliance with or in reference thereto or otherwise in connection with the transactions contemplated thereby shall prove to have been false or incorrect in any material respect on the date as of which made;

d)   if the Debtor shall:

(i)          be generally not paying its debts as they become due;

(ii)         file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction;

(iii)        make an assignment for the benefit of its creditors;

(iv)        consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property;

(v)         be adjudicated an insolvent or be liquidated; or,

(vi)        take corporate action for the purpose of any of the foregoing;

e)   if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Debtor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Debtor or Company, or if any such petition shall be filed against the Debtor and such petition shall not be dismissed within thirty (30) days; or,

f)    if a final judgment which, with other outstanding final judgments against the Debtor, exceeds five hundred thousand dollars ($500,000.00) shall be entered against the Debtor and if, within seventy five (75) days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within sixty (60) days after the expiration of any such stay, such judgment shall not have been discharged.

8.            Remedies on Default. Creditor may, at Creditor’s sole discretion, and without further notice, if any Event of Default shall have been in existence for a period of ten (10) business days, seek foreclosure or any other remedy available to Creditor according to the terms and conditions of the Security Agreement entered into by the Parties and dated June 2, 2009 which is attached hereto as Exhibit 1.

9.            No Oral Representations.  No oral or written representations have been made other than or in addition to those stated in this Note. Debtor is not relying on any oral statements made by Creditor, Creditor’s representatives, employee’s or affiliates in executing this Note.

10.   Successors and Assigns.  The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that Debtor may not assign or transfer any of its rights or obligations under this Note without the express written authorization of the Creditor which if granted shall be granted in the sole discretion of the Creditor.

11.   Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  A telefaxed, PDF’d, or other electronically transmitted copy of this Note shall be deemed an original.

12.   Headings. The headings used in this Note are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Note.

13.   Costs, Expenses. Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Note.

14.   Modifications and Waivers.  No change, modification or waiver of any provision of this Note shall be valid or binding unless it is in writing, dated subsequent to the date of this Note, and signed by both the Debtor and Creditor. No waiver of any breach, term, condition or remedy of this Note by any party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy.

15.   Severability.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

16.   Further Assurances.  From and after the date of this Note, upon the request of the Debtor or Creditor, Debtor and Creditor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Note. Debtor expressly agrees to deliver any instrument necessary to allow Creditor to file a Uniform Commercial Code Financing statement giving Creditor a security interest in the equipment, fixtures, inventory, and accounts receivable of the Creditor.

The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note.. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Florida.

Contracted Services, Inc	Belmont Partners, LLC

/s/ Joseph Meuse
By:	By: Joseph Meuse
Title:	Title: Managing Member
Date:	Date: 6/2/09

ESCROW AGREEMENT

          This ESCROW AGREEMENT, dated 4th day of June 2009, is made by Abacus Global Investments, Corp. (318 Holiday Dr., Hallandale Beach, FL 33009) (“Buyer”) and Belmont Partners, LLC (360 Main St. Washington, VA 22747) (“Sellers”) among the parties whose names and addresses are set forth on Exhibit A attached hereto (each, an “Escrowing Party” and collectively, the “Escrowing Parties”) and Escrow, LLC (20 Rock Pointe, Suite 204. Warrenton, VA 20186) (the “Escrow Agent”).

WITNESSETH:

          WHEREAS the Escrowing Parties have entered into a Share Purchase Agreement dated the May ___, 2009 (the “SPA”), pursuant to which Buyer has agreed to purchase from Sellers and Sellers have agreed to sell to Buyers 93,750,000 shares of Common Stock, (the “Shares”) of Contracted Services, Inc., a Florida corporation (the “Company” or “CSEV”) for an aggregate purchase price to be paid to the Sellers consisting of (i) two hundred sixty two thousand five hundred U.S. dollars ($262,500.00), payable in nine (9) payments in accordance with Section 3 of the SPA (“Payments”), together with two hundred U.S. dollars representing Buyer’s half of the Escrow Fees and (ii) one and one half percent (1.5%) of the issued and outstanding common stock of the Company according to the terms and conditions set forth in Section 3(e) of the SPA (the “Position”) (collectively the “Purchase Price”); and

          WHEREAS, the Buyers have agreed to place in escrow with the Escrow Agent cash in the amount of the first payment of the Purchase Price in the amount of Twenty Seven Thousand Five Hundred Dollars ($27,500) under the SPA (the “Escrowed Funds”) and a Proxy as defined in Section 4 of the SPA (the “Proxy”) and the Sellers as set forth on Exhibit A have agreed to place in escrow with Escrow Agent certain certificates (the “Escrowed Certificates”) representing the Shares which Escrowed Certificate(s) shall be fully endorsed in favor of Buyer, with medallion guarantees or (ii) delivered together with an assignment separate from certificate (“Stock Power(s)”) fully executed by the Seller in favor of the Buyer with medallion guarantees; and

          WHEREAS, Escrow Agent shall, pursuant to the terms of this Agreement, hold the Escrowed Funds, the Proxy, and the Escrowed Certificates in Escrow for the benefit of the respective Escrowing Parties.

          NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1.     Appointment of Escrow Agent. The Escrowing Parties hereby appoint Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein and the Escrow Agent hereby accepts such appointment.

2.     Covenants of the Parties.

               (a)  The Sellers hereby jointly and severally agree as follows:

                    (i)     that the SPA shall be considered closed for all purposes effective as of May ____, 2009, and all obligations and conditions under the SPA shall be fulfilled and satisfied by the Buyers, except for the full payment of the Purchase Price to the Sellers and the release and delivery to the Buyer of the fully executed Shares (together with stock powers, if applicable) in favor of Buyers as contemplated by this Agreement; and

                    (ii)   to deposit with the Escrow Agent a fully executed copy of the SPA; and

                    (iii)  to deposit with the Escrow Agent certificates representing in the aggregate 93,750,000 Shares of the Company’s common stock owned by the Sellers, fully executed and endorsed in favor of Buyer (or together with Stock Powers fully executed by the Sellers in favor of Buyer) with medallion guarantees; and

                     (iv)  that the Escrow Agent is hereby authorized and directed to immediately release and deliver to the Buyer the Escrowed Certificates and any Stock Powers upon the Escrow Agent’s receipt of the Escrowed Funds.

               (b)     Buyer hereby agrees as follows:

                    (i)     that the SPA shall be considered closed for all purposes effective as of May _____, 2009, and all obligations and conditions under the SPA shall be fulfilled and satisfied by the Seller except for the release and delivery 10 the Buyers of the fully executed Escrowed Certificates representing 93,750,000 Shares (together with stock powers, if applicable) in favor of Buyer and the payment of the Escrowed Funds to the Seller as contemplated by this Agreement; and

                    (ii)   to deposit with the Escrow Agent a fully executed copy of the SPA; and

                    (iii)   that at me Closing date, if shall deposit into the Escrow the Twenty Seven Thousand Five Hundred Dollars ($27,500) as the Escrowed Funds hereunder; and

                    (iv)   that at the Closing date, it shall deliver to the Escrow Agent the fully executed Proxy; and

                    (v)     that the Escrow Agent is hereby authorized and directed to release to the Seller the Escrowed Funds in exchange for the immediate release and delivery to the Buyer of the Escrowed Certificates together with any Stock Powers representing an aggregate of 93,750,000 Shares.

3.     Duties and Liability of Escrow Agent. The duties and liabilities of the Escrow Agent are as follows:

               (a)     The Escrow Agent shall hold in escrow for the benefit of the respective parties as set forth herein (i) the Escrowed Certificates together with the Stock Powers executed by the Seller, (ii) the SPA executed by each respective party hereto, (iii) the Escrowed Funds paid by the Buyer for the Escrowed Certificates;

               (b)     Upon receipt of (i) the Escrowed Certificates fully endorsed in favor of Buyer (or with Stock Powers fully executed in favor of Buyer) and (ii) Escrowed Funds in the amount of Twenty Seven Thousand Five Hundred Dollars ($27,500) and the Proxy, the Escrow Agent shall deliver to the Buyer the Escrowed Certificates fully endorsed in favor of Buyer (or with Stock Powers fully executed in favor of Buyer) and to the Seller the Escrowed Funds.

4.     A. Delivery of the Escrowed Funds. Each Escrowing Party is simultaneously with its execution of this Agreement delivering its Escrowed Funds as set forth in Exhibit A to the Escrow Agent by cashier’s check or wire transfer to the following account of the Escrow Agent:

Domestic:

Virginia Commerce Bank
Leesburg, VA
ABA#056005253
Account Name: Escrow, LLC
Account #: 01194186

      B.     Delivery of the Proxy to the Escrow Agent at the address appearing below:

Escrow, LLC
20 Rock Pointe, Suite 204
Warrenton, VA 20186
c/o Johnnie L. Zarecor

      C.     Delivery of the Escrowed Certificate. The Seller shall deliver the Escrowed Certificates fully endorsed in favor of the Buyers:

Escrow, LLC
20 Rock Pointe, Suite 204
Warrenton, VA 20186

5.     Exculpation and Indemnification of Escrow Agent

          5.1     The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Escrow Agent shall be under no liability to the other parties hereto or anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of document or any other person, to perform such person’s obligations under any such document. Except for amendments to this Escrow Agreement referenced below, and except for written instructions given to the Escrow Agent by the Escrowing Parties relating to the Escrowed, funds, the Escrow Agent shall not be obligated to recognize any agreement between or among any of the Escrowing Parties, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

          5.2     The Escrow Agent shall not be liable to any party hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any of the terms thereof, unless evidenced by written delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

          5.3     The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Escrow Agreement. The Escrow Agent shall have no responsibility with respect to the use of application of the Escrowed funds pursuant to the provisions hereof.

          5.4     The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Escrow Agent, does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

          5.5          To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of the Escrowed Funds, or any payment made hereunder, the Escrow Agent may pay such taxes. The Escrow Agent may withhold from any payment of the Escrowed Funds such amount as the Escrow Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Escrow Agent shall he indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided in Section 5.6

          5.6          The Escrow Agent will be indemnified and held harmless by each Escrowing Party from and against all expenses, including all counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or proceedings involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Escrow Agreement, the services of the Escrow Agent hereunder, except for claims relating to gross negligence by Escrow Agent or breach of this Escrow Agreement, by the Escrow Agent, or the monies or other property held by it hereunder. Promptly after the receipt of the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against an Escrowing Party, notify each of them thereof in writing, but the failure by the Escrow Agent to give such notice shall not relieve from any liability which an Escrowing Party may have to the Escrow Agent hereunder, notwithstanding any obligation to make payments of monies as it shall, from time to time, in its sole discretion, seem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 5.

          5.7          For the purpose hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

6.         Termination of Agreement and Resignation of Escrow Agent

          6.1          This Escrow Agreement shall terminate on the final disbursement of the Escrowed Funds to the Seller and the delivery of the Escrowed Certificates to the Buyer, provided that the rights of the Escrow Agent and the obligations of the other Escrowing Parties hereto under Section 3 shall survive the termination hereof.

          6.2          The Escrow Agent may resign at any time and be discharged from it duties as Escrow Agent hereunder by giving the Escrowing Parties at least five (5) business days written notice thereof (the “Notice Period”). As soon as practicable after its resignation, the Escrow Agent shall, if it receives notice from each Escrowing Party, within the Notice Period, turn over to a successor escrow agent appointed by the Escrowing Parties, all Escrowed Funds (less such amount as the Escrow Agent entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new agent is so appointed within the Notice Period, the Escrow Agent shall return the Escrowed Funds to the Escrowing Parties (less such amount as the Escrow Agent entitled to retain pursuant to Section 7).

7.          Form of Payments by Escrow Agent

          7.1          Any payments by the Escrow Agent to an Escrowing Party pursuant to the terms of this Escrow Agreement shall be made by check or wire transfer, at its discretion.

          7.2          All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

8.          Compensation.     Escrow Agent shall be entitled to the following compensation from the Escrowing Parties:

          8.1          Documentation Fee:     The Escrowing Parties shall pay a documentation fee to the Escrow Agent of $400.00, to be divided between Seller and Buyer receipt of which is hereby acknowledged by Escrow Agent.

          8.2 Interest     The Escrowing Parties hereby agree that Escrow Agent shall retain 100% of the interest (if any) earned during the time the Escrowed Funds are held in escrow hereunder.

9.          Notices.      All notices, requests, demands, and other communications provided herein shall be in writing, shall be delivered by hand or by first-class mail, shall be deemed given when received and shall be addressed to parties hereto at their respective addresses listed in Exhibit A.

10.          Further Assurances From time to time on and after the date hereof, the Escrowing Parties shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

11.          Consent to Service of Process Each Escrowing Party hereby irrevocably consents to the jurisdiction of the courts of the State of Virginia and of any federal court located in such state in connection with any action, suit or proceedings arising out of or relating to this Escrow Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to them at the addresses listed on Exhibit A.

12.          Miscellaneous

          12.1.          This Escrow Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms “hereby,” “hereof,” “hereunder,” and any similar terms, as used in this Escrow Agreement, refer to the Escrow Agreement in its entity and not only to the particular portion of this Escrow Agreement where the term is used. The word “person” shall mean any natural person, partnership, corporation, government and any other form of business of legal entity. All words or terms used in this Escrow Agreement, regardless of the number or gender in which they were used, shall be deemed to include any other number and any other gender as the context may require. This Escrow Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.

          12.2          This Escrow Agreement and the rights and obligations hereunder of an Escrowing Party may not be assigned by such party. This Escrow Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent. This Escrow Agreement shall be binding upon and inure to the benefit of each party’s respective successors, heirs and. permitted assigns. No other person shall acquire or have any rights under or by virtue of this Escrow Agreement. This Escrow Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent and all Escrowing Parties. This Escrow Agreement is intended to be for the sole benefit of the parties hereto, and their respective successors, heirs and assigns, and none of the provisions of this Escrow Agreement are intended to be, no shall they be construed to be, for the benefit of any third person.

          12.3          This Escrow Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Virginia. The representations and warranties contained in this Escrow Agreement shall survive the execution and delivery hereof and any investigations made by any party. The headings in this Escrow Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

13.          Execution of Counterparts This Escrow Agreement may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as against any part of those whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Escrow Agreement shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties.

[The remainder of this page is blank. The executions are on the following page.]

IN WITNESS WHEREOF, (the parties have executed and delivered this Escrow Agreement on the day and year first above written.

Escrow Agent: ESCROW, LLC
By:
	Johnnie L. Zarecor	Date

Buyer: Abacus Global Investments, Corp.
By:	/s/ Marius Silvasan	4 June 09
	Marius Silvasan	Date

Seller : Belmont Partners, LLC
By:	/s/ Joseph Meuse	6/4/09
	Joseph Meuse, Managing Partner,	Date
Belmont Partners, LLC

The address of Escrow Agent and the address and signatures of each of the Escrowing Parties are set forth on Exhibit A and incorporated by reference herein.

Exhibit A Parties to the Escrow

Escrow Agent: Escrow, LLC
Contact: Johnnie L. Zarecor
20 Rock Pointe, Suite 204
Warrenton, VA 20186
Telephone: (540) 347-2212
Fax:            (540) 347-2291
Email: jzarecor@escrowlle.net

Seller: Belmont Partners, LLC
Printed Name: Joseph Meuse
Title: Managing Partner
Address: 360 Main St.
          Washington, VA 22747
Telephone: 540-675-3149
Fax: 540-675-3369
Shares of Contracted Services, Inc. (CSEV) in the amount of 93,750,000 shares Fees to Be Paid to Escrow Agent; $ 200.00

Buyer: Abacus Global Investments, Corp.
Name: Marius Silvasan
Title: CEO

Address: 318 Holiday Dr.
              Hallandale Beach, FL 33009
Telephone: 305-321-9991
Fax: 954-457-3619

Fees To Be Paid To Escrow Agent: $200.00
Amount of Deposit: $ 27,500.00 ($27,700.00)
Document: Agreement to Prevent Resale and Dilution and Irrevocable Proxy Couple With An Interest.

SECURITY INTEREST

This SECURITY AGREEMENT dated as of June 2, 2009 (as the same may from time to time be amended, supplemented or otherwise modified, this “Security Agreement”) is made by and between Contracted Services, Inc., a Florida corporation (the “Debtor”) and Belmont Partners, LLC a Virginia limited liability company (the “Secured Party”).

WITNESSETH:

WHEREAS, the Debtor and the Secured Party are parties to the certain Common Stock Purchase Agreement dated June 2, 2009 and the Secured Promissory Note dated June 2, 2009 to which this Security Agreement is appended and which provide for, among other things, the issuance to the Secured Party of a non-negotiable secured promissory note (the “Note”) in the aggregate principal amount of 235,000.00 (subject to adjustment as provided by the Common Stock Purchase Agreement); and

WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Common Stock Purchase Agreement and the Secured Promissory Note that the Debtor execute and deliver this Security Agreement to the Secured Party.

NOW, THEREFORE, the Parties hereto agree as follows:

ARTICLE I

1.	Definitions:

a)	“Account Debtor” shall mean the Person who is obligated on a Receivable.

b)	“Accounts” shall mean “accounts” as such term is defined in Section 9-102(2) of the UCC.

c)	“Chattel Paper” shall mean “chattel paper” as such term is defined in Section 9-102(11) of the UCC.

d)	“Collateral” shall have the meaning assigned to it in Article II hereof.

e)
 “Collateral Records” shall mean books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and similar items which relate to any Collateral other than such items obtained under license or franchise security agreements which prohibit assignment or disclosure of such items.

f)
 “Contracts” shall mean all contracts, undertakings, franchise agreements or other agreements in or under which the Debtor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

g)	“Documents” shall mean “documents” as such term is defined in Section 9-102(30) of the UCC.

h)
“Equipment” shall mean “equipment” as such term is defined in Section 9-102(33) of the UCC, including, without limitation, machinery, manufacturing equipment, data processing equipment, computers, office equipment, furniture, appliances, and tools.

i)	“Event of Default” shall have the meaning assigned to it in the Note.

j)	“Fixtures” shall mean “fixtures” as such term is defined in Section 9-102(41) of the UCC.

k)
“General Intangibles” shall mean “general intangibles” as such term is defined in Section 9-102(42) of the UCC, including, without limitation, rights to the payment of money (other than Receivables), trademarks, copyrights, patents, and contracts, licenses and franchises (except in the case of licenses and franchises in respect of which the Debtor is the licensee or franchisee if the agreement in respect of such license or franchise prohibits by its terms any assignment or grant of a security interest), limited and general partnership interests and joint venture interests, federal income tax refunds, trade names, distributions on certificated securities (as defined in § 8-102(a)(4) of the UCC) and uncertificated securities (as defined in § 8-102(a)(18) of the UCC), computer programs and other computer software, inventions, designs, trade secrets, goodwill, proprietary rights, customer lists, supplier contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit-sharing plans and reversionary, beneficial and residual interests in trusts, credits with and other claims against any Person, together with any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

l)	“Instruments” shall mean “instruments” as such term is defined in Section 9-102(47) of the UCC.

m)
“Inventory” shall mean “inventory” as such term is defined in § 9-102(48) of the UCC, including without limitation, all goods (whether such goods are in the possession of the Debtor or of a bailee or other Person for sale, lease, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned or returned or repossessed goods), including without limitation, all such goods which are held for sale or lease or are to be furnished (or which have been furnished) under any contract of service or which are raw materials or work in progress or materials used or consumed in the Debtor’s business.

n)	“Investment Property” shall mean “investment property” as such term is defined in Section 9-102(49) of the UCC.

o)
“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction, domestic or foreign.

p)
“Permitted Liens” shall mean any of the following: (1) Liens for taxes, fees, assessments or other governmental charges which are not yet due and payable or which are being contested in good faith with a reserve or other appropriate provision having been made therefor; (2) statutory liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law which are incurred in the ordinary course of business; (3) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (4) easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Debtor; (5) Liens in favor of the Secured Party and the Senior Secured Party (as hereinafter defined); (6) Liens existing on the date hereof and set forth on Schedule A hereto; (7) Liens (i) upon or in any Equipment acquired or held by the Debtor to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the Equipment so acquired, improvements thereon and the Proceeds of such Equipment; (8) Liens arising from judgments, decrees or attachments; and (9) other Liens not described above securing outstanding aggregate indebtedness of less than fifty thousand U.S. dollars ($50,000.00).

q)
“Person” shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

r)	“Proceeds” shall mean “proceeds” as such term is defined in Section 9-102(64) of the UCC.

s)
“Receivable” shall mean all rights to payment for goods sold or leased or services rendered, whether or not earned by performance and all rights in respect of the Account Debtor, including, without limitation, all such rights in which the Debtor has any right, title or interest by reason of the purchase thereof by the Debtor, and including, without limitation, all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible, note, contract, invoice, purchase order, draft, acceptance, book debt, inter-company account, security agreement, or other evidence of indebtedness or security, together with: (1) any collateral assigned, hypothecated or held to secure any of the foregoing and the rights under any security agreement granting a security interest in such collateral; (2) all goods, the sale of which gave rise to any of the foregoing, including, without limitation, all rights in any returned or repossessed goods and unpaid seller’s rights; (3) all guarantees, endorsements and indemnifications on, or of, any of the foregoing; and (4) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith.

t)
“Receivables Records” shall mean: (1) all original copies of all documents, instruments or other writings evidencing the Receivables; (2) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of the Debtor or any computer bureau or agent from time to time acting for the Debtor or otherwise; (3) all evidences of the filing of financing statements and the registration of other instruments in connection therewith and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including without limitation lien search reports, from filing or other registration officers; (4) all credit information, reports and memoranda relating thereto, and (5) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

u)
“Secured Obligations” shall mean the indebtedness and obligations of the Debtor evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which the Debtor is responsible under this Agreement or the Note.

v)
“UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Nevada; provided, however, in the event that any or all of the attachment, perfection or priority of the Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the state of incorporation of the Debtor, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

ARTICLE II

2.
Collateral.  As security for the prompt and complete payment and performance in full of all the Secured Obligations, the Debtor hereby assigns, conveys, mortgages, and pledges, hypothecates and transfers to the Secured Party and hereby grants to the Secured Party a security interest in and continuing lien on all of the Debtor’s right, title and interest in, to and under the following assets of Debtor’s subsidiary known as Green Planet Bioengineering Co., Ltd., whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the “Collateral”).  The foregoing Collateral pledged as security hereunder shall be limited in value to two (2) times the outstanding amount of the Secured Obligations at the time this Agreement is signed:

a)	all Accounts;

b)	all Chattel Paper;

c)	all Collateral Records;

d)	all Contracts;

e)	all Documents;

f)	all Equipment;

g)	all Fixtures;

h)	all General Intangibles;

i)	all Instruments;

j)	all Inventory;

k)	all Investment Property;

l)	all Receivables;

m)	all Receivables Records;

n)	all other tangible and intangible personal property; and

o)
all accessions, attachments and additions to any or all of the foregoing, all substitutions and replacements for any or all of the foregoing and all Proceeds or products of any or all of the foregoing.

ARTICLE III

3.	Rights of the Secured Party; Collection of Accounts.

a)
Notwithstanding anything contained in this Security Agreement to the contrary, the Debtor expressly agrees that it shall remain liable under each of its Contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or license. The Secured Party shall not have any obligation or liability under any Contract or license by reason of or arising out of this Security Agreement or the granting to the Secured Party of a lien therein or the receipt by the Secured Party of any payment relating to any contract or license pursuant hereto, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

b)
The Secured Party authorizes the Debtor or its attorney(s) or agent(s), upon the occurrence and continuance of an Event of Default, to collect its Accounts, provided that such collection is performed in a prudent and businesslike manner, and the Secured Party may, upon the occurrence and during the continuation of any Event of Default and without notice, limit or terminate said authority at any time. Upon the occurrence and during the continuance of any Event of Default, at the request of the Secured Party, the Debtor shall deliver to the Secured Party all original and other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

c)
The Secured Party may at any time, upon the occurrence and during the continuance of any Event of Default, after notifying the Debtor of its intention to do so, notify Account Debtors of the Debtor, parties to the Contracts of the Debtor, obligors in respect of Instruments of the Debtor and obligors in respect of Chattel Paper of the Debtor that the Accounts and the right, title and interest of the Debtor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Secured Party and that payments shall be made directly to the Secured Party. Upon the request of the Secured Party, the Debtor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuance of any Event of Default, the Secured Party may, in its name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to the Secured Party’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

ARTICLE IV

4.	Representations and Warranties.

a)
The Debtor has delivered to the Secured Party a certificate signed by the Debtor and entitled “Perfection Certificate” (the “Perfection Certificate”) attached as Annex A. The Debtor represents and warrants to the Secured Party as follows: (i) the Debtor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (ii) the Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Perfection Certificate, (iii) the Perfection Certificate accurately sets forth the Debtor’s organizational identification number or accurately states that the Debtor has none, (iv) the Perfection Certificate accurately sets forth the Debtor’s place of business or, if more than one, its chief executive office, as well as the Debtor’s mailing address, if different, (v) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete, and (vi) that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.

ARTICLE V

5.	Covenants. The Debtor covenants and agrees with the Secured Party that from and after the date of this Security Agreement:

a)
Further Assurances. The Debtor will from time to time at the expense of the Debtor, promptly execute, deliver, file and record all further instruments, endorsements and other documents, and take such further action as the Secured Party may deem reasonably desirable in obtaining the full benefits of this Security Agreement and of the rights, remedies and powers herein granted, including, without limitation, the following:

i)
The filing of any financing statements, in a form reasonably acceptable to the Secured Party under the UCC or applicable law, rule or regulation in effect in any jurisdiction with respect to the Liens and security interests granted hereby. The Debtor also hereby authorizes the Secured Party to file any such financing statements, including without limitation continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Secured Party may determine, in its reasonable discretion are necessary or advisable to perfect the security interests granted to the Secured Party in connection herewith without the signature of the Debtor to the extent permitted by applicable law. Such financing statements may describe the Collateral in the same manner as described in this Security Agreement or may contain an indication or description of Collateral that describes such property in any other manner as the Secured Party may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interests in the Collateral granted to the Secured Party in connection herewith, including, without limitation, describing such property as “all assets” or “all personal property.” A photocopy or other reproduction of this Security Agreement shall be sufficient as a financing statement and may filed in lieu of the original to the extent permitted by applicable law. The Debtor will pay or reimburse the Secured Party for all filing fees and related expenses reasonably incurred in connection therewith; and

ii)
Furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and its location and such other reports in connection with the Collateral as the Secured Party may reasonable request, all in reasonable detail and in form reasonably satisfactory to the Secured Party.

b)
Covenants Concerning Debtor’s Legal Status. Without providing at least 30 days prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one. If the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number. The Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

c)
Covenants Concerning Collateral. The Collateral, to the extent not delivered to the Secured Party, will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral from such locations, without providing at least thirty days prior written notice to the Secured Party. Except as previously pledged and assigned to the Senior Secured Party, and except for the security interest herein granted, the Debtor shall be the owner of or have other rights in the Collateral free from any right or claim of any other Person, lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Secured Party. The Debtor (i) shall not pledge, mortgage or create, or suffer to exist any right of any Person in or claim by any Person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any Person, other than the Secured Party; (ii) will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon; (iii) will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located; (iv) will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement; (v) will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; and (vi) will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for sales and leases of inventory in the ordinary course of business.

d)	Maintain Records. The Debtor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of the Collateral.

e)
Other Actions as to Any and All Collateral. The Debtor will, at the request and option of the Secured Party, take any and all other actions the Secured Party may determine to be necessary or useful for the attachment and perfection of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Debtor’s signature thereon is required therefor, (ii) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iv) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other Person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (vi) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

f)
Right of Inspection. The Secured Party shall at all times on a confidential basis have full and free access during normal business hours upon 2 days notice to the Collateral and to all the books, correspondence and records of the Debtor, and the Secured Party and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Debtor agrees to render the Secured Party, at the Debtor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Party and its representatives shall (i) at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located during normal business hours upon _2 days notice for the purpose of inspecting the same or observing its use, and (ii) after an Event of Default has occurred, to repossess any or all of the Collateral.

g)
Payment of Obligations. The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials, supplies and services) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) the Debtor has promptly notified the Secured Party of the existence of such proceedings and such proceedings do not involve, in the good faith and reasonable opinion of the Secured Party, any material danger for the sale, forfeiture or loss of any material portion of the Collateral or any material interest therein and (iii) such charge is adequately reserved against on the Debtor’s books in accordance with generally accepted accounting principles.

h)
Negative Pledge. Without the consent of the Secured Party, the Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than Permitted Liens.

i)
Limitations on Dispositions of Collateral. Without the express prior written consent of the Secured Party (which consent the Secured Party may withhold or delay in its complete and sole discretion), the Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for sales Inventory in the ordinary course of its business and except for, so long as no Event of Default shall have occurred and be continuing, the disposition in the ordinary course of business of items of Equipment which have become worn out or obsolete.

j)
Expenses Incurred by Secured Party. In the Secured Party’s discretion, if the Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default or Event of Default.

k)
Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

ARTICLE VI
6.	Power of Attorney.

a)
Following the occurrence and continuance of an Event of Default, Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Secured Party’s reasonable discretion, for the purpose of enforcing the Secured Party’s rights under Article VII below, to take any and all appropriate action by any technologically available means, which may include, without limitation, any form of electronic data transmission, and to execute in any appropriate manner, which may include, without limitation, using any symbol that the Secured Party may adopt to signify the Debtor’s intent to authenticate, any and all documents and instruments which may be reasonably necessary or desirable to enforce Secured Party’s rights under Article VII below.

b)	The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

ARTICLE VII

7.	Remedies; Rights Upon Default.

a)
Rights and Remedies Generally. If an Event of Default shall occur and be continuing, then and in every such case, the Secured Party shall have all the rights and remedies of a secured party under the UCC, shall have all rights now or hereafter existing under all other applicable laws, and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Security Agreement or the Note and all the rights set forth with respect to the Collateral or this Security Agreement in any other security agreement between the parties.

b)
Assembly of Collateral. If an Event of Default shall occur and be continuing, upon five (5) business days’ notice to the Debtor, the Debtor shall, at its own expense, assemble the Collateral (or from time to time any portion thereof) and make it available to the Secured Party at any place or places designated by the Secured Party which is reasonably convenient to both Parties.

c)
Disposition of Collateral. The Secured Party will give the Debtor reasonable notice of the time and place of any public sale of the Collateral or any part thereof or the time after which any private sale or any other intended disposition thereof is to be made. The Debtor agrees that the requirements of reasonable notice to it shall be met if such notice is mailed, postage prepaid to its address specified in Section 7.3 of the Purchase Agreement (or such other address that the Debtor may provide to the Secured Party in writing) at least ten (10) days before the time of any public sale or after which any private sale may be made. The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Secured Party in the following order of priorities: First, to the Secured Party in an amount sufficient to pay in full the reasonable costs of the Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances reasonably incurred or made by the Secured Party in connection therewith, including, without limitation, reasonable attorneys’ fees; Second, to the Secured Party in an amount equal to the then unpaid Secured Obligations; and Finally, upon payment in full of the Secured Obligations, to the Debtor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

d)
Recourse. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Secured Obligations. The Debtor shall also be liable for all expenses of the Secured Party reasonably incurred in connection with collecting such deficiency, including, without limitation, the reasonable fees and disbursements of attorneys employed by the Secured Party to collect such deficiency.

e)
Expenses; Attorneys’ Fees. The Debtor shall reimburse the Secured Party for all its reasonable expenses in connection with the exercise of its rights under this Article VII, including, without limitation, all reasonable attorneys’ fees and legal expenses incurred by the Secured Party. Expenses of retaking, holding, preparing for sale, selling or the like shall include the reasonable attorneys’ fees and legal expenses of the Secured Party. All such expenses shall be secured hereby.

f)
Limitation on Duties Regarding Preservation of Collateral. The Secured Party’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account.

i)	The Secured Party shall have no obligation to take any steps to preserve rights against prior parties to any Collateral.

ii)
Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

ARTICLE VIII

1.	Miscellaneous.

a)
Limitation on the Secured Party’s Duty in Respect of Collateral. The Secured Party shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as the Debtor requests in writing, but failure of the Secured Party to comply with any such request shall not in itself be deemed a failure to act reasonably, and no failure of the Secured Party to do any act not so requested shall be deemed a failure to act reasonably.

b)
Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Debtor for liquidation or reorganization, should the Debtor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Debtor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

c)	Governing Law; Waiver of Jury Trial.

i)	This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to the principles of conflicts of law thereof.

ii)
Each of the parties hereto consents to the jurisdiction of any state or federal court located within the county of Hillsborough County in  the State of Florida, and irrevocably agrees that all actions or proceedings relating to this Agreement or the transactions contemplated hereby shall be litigated in one of such courts, and each of the parties waives any objection that it may have based on improper venue or forum non conveniens to the conduct of any such action or proceeding in any such court and waives personal service of any and all process upon it, and consents to all such service of process made in the manner set forth in Section 8(c)(iii). Nothing contained in this Section 8(c)(ii) shall affect the right of any party to serve legal process on any other party in any other manner permitted by law.

iii)
Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and made in accordance with all of the provisions of Section 25 of the Stock Purchase Agreement.

d)
Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the Debtor, the Secured Party, all future holders of the Secured Obligations and their respective successors and assigns, except that the Debtor may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Secured Party, which consent the Secured Party may withhold or delay in its sole and complete discretion.

e)
Waivers and Amendments. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the party against whom enforcement is sought. In the case of any waiver, the Debtor and the Secured Party shall be restored to their former position and rights hereunder and under the outstanding Secured Obligations, and any Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

f)
No Waiver; Remedies Cumulative. No failure or delay on the part of the Secured Party in exercising any right, power or privilege hereunder and no course of dealing between the Debtor and the Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Secured Party deems expedient and are not exclusive of any rights or remedies which the Secured Party would otherwise have whether by security agreement or now or hereafter existing under applicable law. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or future action in any circumstances without notice or demand.

g)
Termination; Release. When the Secured Obligations have been indefeasibly paid and performed in full, this Security Agreement shall terminate, and the Secured Party, at the request and sole expense of the Debtor, will promptly execute and deliver to the Debtor the proper instruments (including UCC termination statements) acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to the Debtor, without recourse, representation or warranty of any kind whatsoever, such of the Collateral as may be in the possession of the Secured Party and has not theretofore been disposed of, applied or released.

h)
Headings Descriptive. The headings of the several Sections and subsections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

i)
Severability. In case any provision in or obligation under this Security Agreement or the Secured Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[The Balance of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Debtor and the Secured Party have caused this Security Agreement to be duly executed and delivered as of the date first above written.

Contracted Services, Inc	Belmont Partners, LLC

/s/ Joseph Meuse
By:	By:	Joseph Meuse
Title:	Title:	Managing Member
Date:	Date:	6/2/09

ANNEX A

PERFECTION CERTIFICATE(UCC Financing Statements)

The undersigned, the Chief Executive Officer and President of Contracted Services, Inc., a Florida corporation (the “Debtor”), hereby certifies, with reference to a certain Security Agreement dated __________________ (the “Security Agreement”) (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Debtor and Belmont Partners, LLC, a Virginia corporation (the “Secured Party ”), to the Secured Party as follows:

1.      Name . The exact legal name of the Debtor as that name appears on its Restated Articles of Incorporation filed with Florida Secretary of State is as follows: Contracted Services, Inc.

2.      Other Identifying Factors.

(a)	The following is a mailing address for the Debtor: 318 Holiday Drive, Hallandale Beach, FL 33009

(b)	If different from its indicated mailing address, the Debtor’s place of business or, if more than one, its chief executive office is located at the following address:

Address	County	State

Not applicable

(c)	The following is the type of organization of the Debtor: Corporation

(d)	The following is the jurisdiction of the Debtor’s organization: Florida

(e)	The following is the Debtor’s state issued organizational identification number: 593656663

3.      Other Names.

   (a)     The following is a list of all other names (including trade names or similar appellations) used by the Debtor, or any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:  None

   (b)     The information required in Section 2 for any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition of assets, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years: None

4.      Other Current Locations.

   (a)     The following are all other locations in the United States of America in which the Debtor maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

Address	County	State
None

   (b)     The following are all other places of business of the Debtor in the United States of America:

Address	County	State
None

   (c)     The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

Address	County	State
None

   (d)     The following are the names and addresses of all Persons or entities other than the Debtor, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment:

Name	Mailing Address	County	State
None

5.      Prior Locations.

   (a)     Set forth below is the information required by Section 4 (a) or (b) with respect to each location or place of business previously maintained by the Debtor at any time during the past five years in a state in which the Debtor has previously maintained a location or place of business at any time during the past four months:

Address	County	State
Not applicable

   (b)     Set forth below is the information required by Section 4(c) or (d) with respect to each other location at which, or other Person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Name	Mailing Address	County	State
Not applicable

6.      Fixtures.  The information required by UCC Section 9-502(b) or Section 9-402(5) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.
________________________________________
________________________________________
________________________________________

7.        Unusual Transactions. Except for those purchases, acquisitions and other transactions herein described, all of the Collateral has been originated by the Debtor in the ordinary course of the Debtor’s business or consists of goods which have been acquired by the Debtor in the ordinary course from a Person in the business of selling goods of that kind.

8.        UCC Filings. A duly authorized financing statement, in a form acceptable to the Secured Party and containing the indication of the Collateral set forth herein has been, or will be as of the Closing Date, duly filed in the central Uniform Commercial Code filing office in the jurisdiction identified in Section 2(d) and in each real estate recording office referred to herein.

IN WITNESS WHEREOF, I have hereunto signed this Certificate on ________________, 2009.